Exhibit 99.2

The New Industry Standard for Immersive Wireless Sound NASDAQ: WISA LD Micro Main Event October 12, 2021

2 NASDAQ: WISA Forward Looking Statements This presentation of Summit Wireless Technologies, Inc . (NASDAQ : WISA) (the “Company” or “WISA”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2020 filed with the SEC, as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Tra nsm itter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2021 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are tra demarks of Summit Wireless Technologies, Inc., SoundSend, The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certifi cat ion marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and pro duct names are the intellectual property of their respective owners.

3 NASDAQ: WISA Markets and sells ASICS, modules & IP that is integrated into leading TV & speaker brands Association with 70+ leading CE brands implementing WiSA global interoperability standard Summit Wireless NASDAQ: WISA Summit Wireless Summit Wireless is a leading provider of immersive, wireless sound technology for intelligent devices & next - generation home entertainment systems 3

4 NASDAQ: WISA WiSA Association: Building a Standard The WiSA Association has 70+ member brands implementing worldwide standards for high definition, multi - channel, low latency audio using our WiSA global interoperability standard iPhone AVRs TVs XBOX Windows 10 Surface Pro Consumers Win • - Greater simplicity - • - Greater access to content - • - Lower cost to enable - The Evolution of Sound Personal Whole House Immersive Sound

5 NASDAQ: WISA Strong Accomplishments • Won 5 th TV brand • Launched SoundSend Android TV app for Sony, Toshiba, Sharp, Hisense, Insignia, etc. • Increased adoption: 2M visitors expected in 2021 • Opened first WiSA storefront www.amazon.com/wisa • Joined Russell Microcap® Index • Raised $10M gross proceeds in July

6 NASDAQ: WISA Why Now? Revenue Growth YOY 26,200 365,800 ~ 2,000,000 2019 A 2020 A 2021 E Annual Website Traffic number of visitors 31% 41% ~ 180% 2019 A 2020 A 2021 P/E Prelim. 9 mo.s Prelim. 9 mo.s

7 NASDAQ: WISA 2021 Shipping Display Brands System Audio A/S 2021 Shipping Soundbar & Speaker Brands 7 Strategic Partners 25+ Brands Shipping Summit Wireless’ Technology 6 th Display Brand

8 NASDAQ: WISA LG, Hisense & Toshiba WiSA TVs WiSA SoundSend Certified Program QNED, OLED, Nanocell , Laser WiSA Ready Certified

9 NASDAQ: WISA Multiple New Speakers Bang and Olufsen (B&O) Harman Radiance Lithe for Dolby Atmos Onkyo SOUND SPHERE

10 NASDAQ: WISA Today’s Sound Experience Options WiSA’s Advantage • Better Sound Field • Simple Installation • Lower Prices Soundbar TV Soundbar + Subwoofer Soundbar + Subwoofer + Simulated Dolby Digital/Atmos $799 $1,300 $1,800 $899+ Premium Soundbar Systems (i.e. Sony/ Sonos /Bose) WiSA Discreet Speakers / Spatial Sound Home Theater

11 NASDAQ: WISA WiSA Wave • 2M visitors projected for 2021 • Amazon Storefront increases ease of WiSA Certified TM sale SoundSend universal, low - cost WiSA connectivity Discovery: Next - Gen Wi - Fi Module Wi - Fi tech broadening the market through lower cost 11 Primary Growth Drivers

12 NASDAQ: WISA WiSA’s Award - Winning Unifier Your Smart TV WiSA SoundSend Amazing Speakers Works with 100s of millions of TVs with ARC/ eARC Universal transmitter easily connects to your TV and sends HD audio to speakers Amazing WiSA Certified speakers from great brands NASDAQ: WISA

WiSA Wave Benefits Brands and Consumers

Brands:

- Ad cost covers multiple brands
- Displays WiSA as a Category

Consumers:

- Educates on WiSA benefits
- Directs them to “learn more” or shopping sites

Marketing:

- Identifies an audio consumer
- Tags a consumer for remarketing

Reseller:

- Facilitates consumer buying



Annual Website Traffic
number of visitors
26,200
365,800
~1,200,000
~2,000,000
2019 A
2020 A
9M 2021 A
2021 E

13

14 NASDAQ: WISA WiSA Wave Leveraging Digital Marketing 14 Brands or retailers remarket using WiSA Wave analytics. For example: • Demographics • Geography • Repeat visitors • Shoppers vs researchers • Time on site • Consumer vs audiophile shopper

15 NASDAQ: WISA Expanding the Ecosystem Establishing Various Price Points Audiophile Brands $1,098 - $1,495 $799 - $999 $2,000 - $20,000 Opening Retail Storefronts www.amazon.com/wisa Mainstream Entry Level Milan 5.1 with WiSA SoundSend

16 NASDAQ: WISA Former HDMI Team to Evangelize and Monetize the WiSA Standard Industry Veterans Bring Extensive Experience in Developing, Launching, and Licensing Multiple Standards - based Technologies Eric Almgren Steve Venuti Roger Isaac • Co - founder and GM of unit of Silicon Image that launched and built the HDMI standard • Drove revenue from both IP and standards - based licensing at HDMI Licensing • Founded and monetized several standards - based organizations: Mobile High - definition Link (MHL), Low - power memory (LPDDR4), and WirelessHD • President of HDMI Licensing, LLC for 12 years • Responsible for brand building and driving specification adoption of with ecosystem partners • Served as Chairman of the WirelessHD consortium • CTO of a high - speed wireless connector company, working with leading SoC, DRAM, OEM, and IP companies to create and build the low - power DRAM and flash memory ecosystem • Served as the chairman of the JEDEC groups that defined successive versions of the low - power mobile and flash memory standards (LPDDR2, LPDDR3, LPDDR4, and UFS) • 100+ issued patents worldwide in the wireless connectivity space

17 NASDAQ: WISA • First Gen Technology established WiSA as multi - channel wireless technology brand with a complete ecosystem of TVs/transmitters and speakers • Next Gen extends WiSA to all smart devices with massive TAM • Immersive Sound Expands to Wi - Fi enabled smart devices: • Smart TVs • Smart Speakers • Smart Phones • Tablets • Gaming PCs and Consoles • IoT Devices • Headphones Beyond Premium Audio: Driving 2022 Growth Home Entertainment Mobile Discovery: Next - Gen Wi - Fi Module

18 NASDAQ: WISA Large, Growing Wireless Markets * Management estimates Factors: Content availability, simplicity for the consumer, price, multiple brands Audio Configuration Gen 1: 5.1Gen 2: 5.1 WW Smart TVs (Ms) 90 269 Audio Attach Rate 15% 30% Audio Systems Sold (Ms) 14 81 WiSA Share 10% 50% WiSA Systems (Ms) 1.4 40.4 Speakers per configuration 6 3 Transmitters per system 1.0 0.5 Module TAM (Ms) 9.5 141.2 Module ASP ($ per unit) $9.00 $4.00 Rev. TAM (Ms of $) $85 $565 Projected TAM*

19 NASDAQ: WISA ~200+% Q3 2021 Revenue Growth $0.6 ~ $1.8 $1.7 $2.4 $6.5 to $7.0 Q3 '20A Q3 '21P 2019A 2020A 2021P/E 18% Revenue & Gross Margin ($ in M) Preliminary Q3 ‘21 • ~$1.8M revenue, up ~200% vs. Q3 ’20 1 Q2 ‘21 • $1.6M revenue, up 350+% vs. Q2 ’20 • 29.0% gross margin, up from 3.4% in Q2 ‘20 • $3.3M opex , including $0.4M of non - cash, vs. $2.0M, including $0.1M of non - cash in Q2 ’20 • $3.4M net loss, including $0.6M of non - cash “other expense” vs. $3.4M in Q2 ‘20 2021 Guidance • $6.5M to $7.0M revenue, up 180+% vs. 2020 1 • 28% to 30% gross margin 2 • ~$12.8M opex , w/~$1.4M in non - cash charges 2 19 28% to 30% - 4% 17% ~$4.5 1 As of preliminary results announced in a press release on October 12, 2021. 2 As reported with the Q2 2021 results on August 10, 2021.

20 NASDAQ: WISA Expanding WiSA Ecosystem Driving Growth More Consumers More Speaker Brands More Products Lower Entry Prices More TV Integration Driving Revenue Growth NASDAQ: WISA Joined Russel Microcap® Index Strengthening Balance Sheet Cash & Cash Equivalents • $10.3M at 6/30/21 • $9.1M net cash raised in July • $13M - $15M expected at 12/31/21 Well Capitalized for 2022

21 NASDAQ: WISA 31% 41% ~ 180% 2019 A 2020 A 2021 E Expanding Ecosystem, Fueling Growth • Building the standard, like HDMI • Protected IP and WiSA trademark Immersive Sound • Soundbars, Smart TVs, Wireless Speakers, Headphones, Smartphones Huge Market Opportunity • ~1.2Mk website visitors through 9M 2021 • ~2M website visitors expected in 2021 Increasing WiSA Adoption • WiSA Wave engaging consumers • New Amazon storefront Improved, Proven Market Strategy • 180% FY 2021 revenue growth expected • 30% long - term goal for gross margin Driving Revenue and Gross Margin Growth 26 366 ~ 2,000 2019 A 2020 A 2021 E # of Website Visitors Revenue Growth YOY Prelim. 9 mo.s Prelim. 9 mo.s

Investor Relations Greg Falesnik, CEO - MZ North America 949 - 385 - 6449, WISA@mzgroup.us Kirsten Chapman, MD - LHA Investor Relations 415 - 433 - 3777, summit@lhai.com Summit Wireless Technologies, Inc. 6840 Via Del Oro, Suite 280 San Jose, CA 95119 www.summitwireless.com

Summit Leadership Brett A. Moyer CEO, Pres. & Chair • Focus Enhancements, Pres. & CEO • Zenith Electronics/LG • Director: HotChalk, NEO Magic, Alliant Int’l Univ. Ed Green VP of Operations • Network Elements • Focus Enhancements • Lattice Semiconductor Founders/Executive s Dr. Jeffrey Gilbert Director since 2015 • Technologist • Alphabet , Google X • SiBeam , CTO • Silicon Image , CTO • Atheros , Sr. Mgt . Michael Howse Director since 2018 • PC Gaming /Esports expert • Eleven Ventures, Founder & GP • Bigfoot Networks, CEO • AMD, Creative Labs, S3 & 3dfx Interactive Lisa Cummins Dulchinos Directo r since 2019 • Ayar Labs, CFO & COO • Penguin Computing • Adept Technology , CFO Board of Directors Tony Parker VP, Bus. Dev. & Strategy • Cirrus Logic, TI, AT&T, Agere Systems & Lucent • 25+ years product marketing strategy Helge Kristensen Director since 2010 • Home Theater industry expert • Hansong Technology. VP • Platin Gate Technology (Nanjing), President • 25 years+ audio and technology industry Sri Peruvemba Director since 2020 • Marketer International, CEO t • Society of Information Display Chair • Quantum Materials Corp, Director Rob Tobias Director since 2020 • HDMI® Licensing Administrator Inc., CEO, Chair & Pres. • MHL • Silicon Image Wendy Wilson Director since 2021 • ChargePoint • Disney • Jive • Yahoo Keith Greeney VP of Engineering • Designed 10+ ASICs • 25+ years firmware, hardware, digital signal processing (DSP) & ASIC design experience • Textronix Federal Systems, key contributor Tony Ostrom President, WiSA Association • Klipsch Group, VP of Product Dev. • Product development leadership at House of Marley and Powermat George Oliva CFO • Hardesty LLC • Penguin Computing • StorCard • Hammer Storage Solutions James Cheng VP of Worldwide Sales • Amlogic , Inc, • GoerTeck , Inc. • Marvell Semiconductor